EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report on Form 10-Q (the “Report”) of AspenBio Pharma, Inc., (the “Company”) for the quarter ended March 31, 2008, each of the undersigned Richard Donnelly and Jeffrey G. McGonegal, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

             (1)        the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2008 Dated: May 14, 2008	\s\ Richard Donnelly Richard Donnelly, President and Chief Executive Officer \s\ Jeffrey G. McGonegal Jeffrey G. McGonegal, Chief Financial Officer

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